UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2013 (February 28, 2013)

 GeoPetro Resources Company

(Exact name of registrant as specified in its charter)

California	001-16749	94-3214487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 California Street, Suite 600

San Francisco, CA  94111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (415) 398-8186

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 4, 2013, GeoPetro Resources Company, a California corporation (the “Company”), entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), with MCW Energy Group Limited, an Ontario corporation (“Parent”), and MCW CA SUB, a California corporation and a wholly-owned subsidiary of Parent (“Merger Sub”) dated February 28, 2013. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”) and the Company will survive the Merger and continue as a subsidiary of Parent.

The provisions of the Amendment which are material to the Company consist of:

(a)

extending until May 31, 2013, the condition to the obligation of Parent and Merger Sub to consummate the Merger that the Company shall have secured $1,900,000 in financing (the “Financing”), through the sale and issuance of Company “units” (each unit consisting of one share of the Company’s common stock and a warrant to purchase one-half share of the Company’s common stock) at a price per unit of not less than $0.10;

(b)

adding, as an additional condition to the obligation of the Company to consummate the Merger, that the Company’s articles of incorporation be amended (which will require shareholder approval) to increase the authorized number of shares of Company common stock (“Company Common Stock”) from 100,000,000 to 200,000,000, so that will be sufficient authorized but unissued shares of Company Common Stock available for the Financing and otherwise for issuance should all outstanding options, warrants and convertible instruments be exercised or converted;

(c)

correcting certain omissions in the Merger Agreement to include, as actions that can be taken prior to the consummation of the Merger that will not cause an adjustment to the ratio by which shares of Company Common Stock and shares of Company Series B preferred stock (“Company Preferred Stock”) would be converted into shares of Parent stock in the Merger: (i) issuance by the Company of up to 20,000,000 units as a means of satisfying certain notes payable from the Company, and certain deferred compensation owed by the Company, in equity rather than cash; and (ii) the issuance of Parent common stock in connection with Parent issuing debt or equity securities to complete a financing of approximately $20,000,000, which will be used in the manner described in the Merger Agreement; and

(d)

correcting an omission in the Merger Agreement such that, if there is an adjustment in the ratio by which shares of Company Common Stock are converted into Parent common stock, and by which outstanding options and warrants to purchase Company Common Stock (“Equity Awards”) are converted into options and warrants to purchase Parent common stock, then a proportional adjustment shall be made in: (i) the number of shares of Parent Class B preferred stock each holder of Company Common Stock shall receive in the Merger; (ii) the ratio by which Equity Awards are converted into options and warrants to acquire Parent common stock; and (iii) the number of shares of Parent Class B preferred stock that would be received if a warrant to purchase common stock, after being converted into a warrant to acquire Parent common stock as a result of the Merger, was exercised.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes,” “anticipates,” “expects,” “may,” “will,” “should,” “estimates,” “intends,” “plans” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s shareholders and government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; the Company’s and Parent’s ability to consummate the Merger; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; operating costs and business disruption may be greater than expected; the ability of the Company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which the Company operates, as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”). There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Item 1.A in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. The Company cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, shareholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Company and Parent or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. The Company does not undertake any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Parent. The proposed transaction will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the SEC. The Company plans to file with the SEC other documents regarding the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the Company’s shareholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations website page by clicking the “Investor Relations” link at www.geopetro.com or by sending a written request to the Company’s Secretary at 150 California Street, Suite 600, San Francisco, CA 94111, or by calling the President of the Company at (415) 398-8186.

The Company, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company and their ownership of Company stock is set forth in the proxy statement for the Company’s 2012 annual meeting of shareholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement the Company will file with the SEC when it becomes available.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits:

Exhibit Number	Description
2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of April 4, 2013, by and among MCW Energy Group Limited, MCW CA SUB, and GeoPetro Resources Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOPETRO RESOURCES COMPANY

/s/ Stuart J. Doshi
Stuart J. Doshi, President, Chief Executive Officer and Chairman

Dated: April 10, 2013

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of April 4, 2013, by and among MCW Energy Group Limited, MCW CA SUB, and GeoPetro Resources Company